EXHIBIT 32


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Tony Tong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004, that the Annual Report on Form 10-KSB of PacificNet Inc. for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

         I, Shao Jian Wang, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004, that the Annual Report on Form 10-KSB of PacificNet Inc. for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.


Dated: April 15, 2005



By: /s/ TONY TONG
   ------------------------------
   Tony Tong
   Chief Executive Officer
   (Principal Executive Officer)



By: /s/ SHAO JIAN WANG
   ------------------------------
   Shao Jian Wang
   Chief Financial Officer
   (Principal Accounting Officer)